SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2005

WATERSIDE CAPITAL CORPORATION

(Exact Name of registrant as specified in its charter)

Virginia	333-36709	54-1694665
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 East Main Street, Suite 800, Norfolk, Virginia	23510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (757) 626-1111

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On November 4, 2005, Jordan E. Slone, one of the Company’s directors, resigned his position in an effort to focus on other business activities. Mr. Slone’s resignation did not result from a disagreement with the Company, as such term is defined in 17 CFR 240.36-7, relating to the Company’s operations, policies or practices. A copy of Mr. Slone’s resignation letter is attached as an exhibit hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Exhibits.

99.1	Letter of Resignation for Jordan E. Slone, dated November 4, 2005

Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Waterside Capital Corporation

By:	/S/ J. ALAN LINDAUER
J. Alan Lindauer President and Chief Executive Officer

Dated: December 2, 2005

EXHIBIT INDEX

Number	Description of Exhibit
99.1	Letter of Resignation for Jordan E. Slone, dated November 4, 2005

4